APPENDIX X

Agency Code: 12000 (Health)	Contract Number: C-014386
Period: October 1, 1997 through June 30, 2005	Funding Amount for Period: No change

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through the Department of Health, having it’s principal office at Corning Tower, Empire State Plaza, Albany, NY, (hereinafter referred to as the STATE), and Wellcare of New York, Inc.(hereinafter referred to as the CONTRACTOR), for modification of Contract Number C-014386 as amended as follows:

Appendix ., Section II, entitled “Obligation and Activities of the Business Associate” paragraphs (b) and (d) are hereby amended to comply with new federal Health Insurance Portability and Accountability (“HIPAA”) regulations governing security of electronic information by addition of new provisions, appearing here in italics.

(b) The Business Associate agrees to use the appropriate safeguards to prevent use of disclosure of the Protected Health Information other than as provided for by this Agreement and to implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of any electronic Protected Health Information that it creates, receives, maintains or transmits on behalf of the Covered Entity pursuant to this Agreement.

(d) The Business Associate agrees to report to the Covered Program, any use or disclosure of the Protected Health Information not provided for by this Agreement, as soon as reasonably practicable of which it becomes aware. The Business Associate also agrees to report to the Covered Entity any security incident of which it becomes aware.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE	STATE AGENCY SIGNATURE

By: /S/ Todd S. Farha	By: /S/ Judith Arnold

Todd S. Farha	Judith Arnold

Title: President & Chief Executive Officer	Title: Deputy Commissioner

Division of Planning, Policy, and Resource Development

Date: 03/29/05	Date: 04/01/05

	State Agency Certification •	“In addition to the acceptance of the contract.

•	I also certify that original copies of this

•	signature page will be attached to all other

•	exact copies of this contract.”

STATE OF FLORIDA	)
) SS.:

COUNTY OF HILLSBOROUGH

On the 29th day of March 2005, before me personally appeared Todd S. Farha, to me known, who being by me duly sworn, did depose and say that he resides at Tampa, Florida, that he is the President & Chief Executive Officer of the WellCare of New York, Inc., the corporation described herein which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

/S/ Kathleen R. Casey

(Notary) Kathleen R. Casey

STATE COMPTROLLER’S SIGNATURE

Title:
Date:     04/18/05